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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      0-028176                  36-1433610
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Nunber)             Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois           60606
      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         As previously disclosed, Whitehall Jewellers, Inc. (the "Company") is one of 14 defendants in a lawsuit brought by Capital Factors, Inc. ("Capital"). As part of that lawsuit (the "Capital Factors Lawsuit"), Capital alleges that Cosmopolitan Gem Corp. ("Cosmopolitan"), another defendant in the lawsuit, defrauded Capital into advancing funds to Cosmopolitan by misrepresenting Cosmopolitan's finances and the profitability of its operations. Capital further alleges that the Company, along with other persons and entities, including other jewelry retailers, aided and abetted or participated in the alleged fraud. In addition, and as previously disclosed, the United States Attorney for the Eastern District of New York is presently conducting a criminal investigation regarding matters that include those alleged in the Capital Factors Lawsuit. The Company, among others, is a subject of such criminal investigation and is cooperating fully with the United States Attorney.

         As previously disclosed, subsequent to the filing of the complaint by Capital, the Securities and Exchange Commission initiated an informal inquiry into matters that are the subject of the Capital Factors Lawsuit. On November 3, 2003, the Company received a subpoena issued by the SEC as a part of a formal investigation by the SEC with respect to such matters. In connection with this formal investigation, the SEC has requested that the Company produce certain additional documents relating to the matters that are the subject of the Capital Factors Lawsuit. The Company has been and will continue to cooperate fully with the SEC in connection with this formal investigation.

         Furthermore, on October 29, 2003, the Company entered into a letter agreement which clarifies and supplements the existing provisions of the Company's Second Amended and Restated Revolving Credit and Gold Consignment Agreement with respect to the Capital Factors Lawsuit, the SEC investigation and the investigation by the United States Attorney. A copy of the letter agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Letter Agreement dated October 29, 2003 relating to the Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003 by and among the Company, LaSalle Bank National Association, as administrative agent for the banks ("Banks") party thereto, the Banks, ABN AMRO Bank N.V., as syndication agent, and JP Morgan Chase Bank, as documentation agent.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WHITEHALL JEWELLERS, INC.
                                                 (Registrant)


                                            By:  /s/ John R. Desjardins
                                                 ----------------------------
                                                    John R. Desjardins
                                                    Executive Vice President
                                                    and Chief Financial Officer
Date:  November 5, 2003



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                                  EXHIBIT INDEX

             The following exhibit is filed herewith as noted below.

     Exhibit No.        Exhibit
     -----------        -------

     99.1 Letter Agreement dated October 29, 2003 relating to the Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003 by and among the Company, LaSalle Bank National Association, as administrative agent for the banks ("Banks") party thereto, the Banks, ABN AMRO Bank N.V., as syndication agent, and JP Morgan Chase Bank, as documentation agent.